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                                                                   EXHIBIT 10.14

                       Executive Officers who are Parties
                     to an Incentive Stock Option Agreement

                                        Number of Shares of Mariner
                                        Energy LLC, Common Stock
Executive Officer                     Subject to Stock Option Agreement
-----------------                     ---------------------------------

Robert E. Henderson                                5,000
Richard R. Clark                                   5,000
Michael W. Strickler                               5,000
L.V. McGuire                                       1,714
Frank A. Pici                                      5,000
Christopher E. Lindsey                             1,429
Gregory K. Harless                                 3,570
W. Hunt Hodge                                      5,000
                                                   -----

Totals                                            31,713
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